AMENDMENT No. 1, dated as of November 22, 1993 (this "Amendment") to the CREDIT AGREEMENT, dated as of July 15, 1993, as amended hereby and as the same may be further amended, amended and restated, supplemented or otherwise modified (the "Credit Agreement"), among IMO INDUSTRIES INC., a Delaware corporation (the "Borrower"), the lenders listed on the signature pages thereto (each a "Lender" and collectively, the "Lenders") and BANKERS TRUST COMPANY, a New York banking corporation ("BTCo"), as a Lender, as Issuer Bank and as Agent for the Lenders (in such capacity, including its successors and permitted assigns, the "Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

		WHEREAS, the Borrower has requested that each Lender amend or waive compliance with certain provisions of the Credit Agreement;

		WHEREAS, each Lender has individually considered and agreed to the Borrower's requests, upon the terms and conditions set forth in this Amendment;

		NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

	SECTION ONE - AMENDMENTS, WAIVER AND CONSENT.

1.1	Waiver to Section 6.1 (Financial Statements
	and Other Reports)

		Compliance with clause A(v)(i) of Section 6.1, pursuant to which the Borrower is required to deliver not later than December 31, 1993 a preliminary business plan of the Borrower on a Consolidated basis for the immediately succeeding three year period, is hereby waived, provided said clause is complied with on or before January 31, 1994.

1.2	Amendment to Section 7.2 (Liens)

		Section 7.2 is hereby amended by (a) deleting the word "and" at the end of clause (vii) thereof, (b) replacing the period at the end of clause (viii) thereof with "; and" and (c) adding a new clause (ix) as follows:

	(ix) Liens in respect of Indebtedness permitted to be incurred under Section 7.10H hereof, provided that such Liens are granted only on the real property in respect of which such Indebtedness was incurred.

1.3	Amendment to Section 7.10 (Incurrence of Indebtedness)

		Section 7.10 is amended by (a) deleting the word "and" at the end of clause F thereof, (b) replacing the period at the end of clause G thereof with "; and" and (c) adding a new clause H as follows:

	  H. Indebtedness constituting mortgage financings in respect of the Borrower's Lawrenceville, New Jersey headquarters and Baird Corporation's Bedford, Massachusetts real properties, in each case (a) provided by a Person who is not an Affiliate of the Borrower, (b) in an amount not less than 70% of the fair market value of such property (as determined by the appraisal or other reasonable determination of the provider of such financing) and
(c) otherwise on terms and pursuant to documentation reasonably satisfactory in form and substance to the Requisite Holders (as defined in the Intercreditor Agreement).

1.4	Amendment to Section 7.12 (Contingent Obligations)

		Clause (vi) of Section 7.12 is hereby amended by adding at the end thereof "provided that the Borrower and its Subsidiaries shall be permitted to incur an additional $5,000,000 advance payment bond and an additional
$10,000,000 performance bond in support of obligations of Warren Pumps Inc. incurred in connection with a successful bid on a certain project in the State of California, the bidding for which shall have commenced not earlier than November 1, 1993 and shall have concluded not later than November 30, 1993;".

1.5	Consent to Release of Collateral

		Pursuant to Section 7.2(a) of the Intercreditor Agreement, the Requisite Holders hereby consent to the release of each of the real properties constituting Collateral specifically referred to in Section 1.3 of this Amendment upon the incurrence of Indebtedness and the granting of a related Lien in respect of such real property in compliance with Sections 7.10H and 7.2(ix) of the Credit Agreement, provided that (a) concurrently therewith, to the extent required pursuant to the Intercreditor Agreement, the Credit Agreement, the Combined Restated Credit Agreement and the Restated Prudential Agreements, the commitments to lend thereunder are reduced and the proceeds of such Indebtedness are applied to repay obligations and/or cash collateralize letters of credit in accordance with such agreements and (b) immediately before and after giving effect to the incurrence of such Indebtedness and the granting of such Lien there shall not have occurred and not be continuing any Event of Default or Potential Event of Default.

1.6	Waiver to Section 6.2 (Corporate Existence)

		Compliance with Section 6.2 pursuant to which the Borrower is required to keep in full force its corporate existence and to cause each of its Domestic Subsidiaries to keep and preserve its corporate existence is waived to the extent necessary to permit the dissolution of two indirect subsidiaries of the Borrower, Labtest Equipment Company, a California corporation and KEI Laser Inc., a Maryland corporation.

1.7	Amendment to Schedule 7.12 (Non-Financial Guarantees)

		Effective as of July 15, 1993, Schedule 7.12 to the Credit Agreement is hereby deleted in its entirety and Schedule 7.12 attached hereto is hereby added in lieu thereof.

	SECTION TWO - REPRESENTATIONS AND WARRANTIES.

		The Borrower hereby confirms, reaffirms and restates the representations and warranties made by it in Section 5 of the Credit Agreement, and that all such representations and warranties are true and correct in all material respects as of the date hereof. The Borrower further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent and each Lender that:

		(a)	The Borrower has the corporate power, authority and legal
right to execute, deliver and perform this Amendment and has taken all actions necessary to authorize the execution, delivery and performance of this Amendment;

		(b)	No consent of any person, and no consent, permit, approval
or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery or performance by the Borrower, of this Amendment;

		(c)	This Amendment has been duly executed and delivered on
behalf of the Borrower by a duly authorized officer of the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fradulent transfer, moratorium and similar laws affecting creditor's rights generally and to general equitable principles;

		(d)	The execution, delivery and performance of this Amendment
will not violate any requirement of law or Contractual Obligation of the Borrower; and

		(e)	After giving effect to the execution, delivery and
performance of this Amendment, no Event of Default or Potential Event of Default shall have occurred and be continuing.

	SECTION THREE - EFFECTIVENESS

		This Amendment shall become effective upon (i) the execution and delivery hereof by the Borrower and the Requisite Holders (as defined in the Intercreditor Agreement) and (ii) the execution and delivery of an amendment and waiver agreement to each of the New Credit Agreement and the Restated Prudential Agreements, each on terms and conditions substantially identical to those set forth herein.

	SECTION FOUR - MISCELLANEOUS.

		(a)	This Amendment shall not constitute a consent or waiver to
or modification of any other provision, term or condition of the Credit
Agreement. Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as otherwise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

		(b)	All references to the Credit Agreement shall mean the Credit
Agreement as amended as of the effective date hereof, and as the same may at any time be amended, amended and restated, supplemented or otherwise modified from time to time and as in effect.

		(c)	This Amendment may be executed in any number of
counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same agreement.

		(d)	THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED
AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT
REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.


		IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


IMO INDUSTRIES INC.


By: /s/ Thomas J. Bird
	Name:  Thomas J. Bird
	Title: Senior Vice President


BANKERS TRUST COMPANY, as a Lender


By:  /s/ June C. George
     Name:  June C. George
     Title: Vice President


CHEMICAL BANK, as a Lender


By:	/s/ Mary Ellen Egbert
	Name:  Mary Ellen Egbert
	Title: Vice President


CIBC, INC., as a Lender


By:	___________________________
	Name:
	Title:


BARCLAYS BANK PLC, as a Lender


By:	___________________________
	Name:
	Title:


 NATIONAL CITY BANK, as a Lender


By:	/s/ Davis R. Bonner
	Name:  Davis R. Bonner
	Title: Vice President


ISTITUTO BANCARIO SAN PAOLO
  DI TORINO S.p.A, as a Lender


By:	/s/ William J. De Angelo
	Name:  William J. De Angelo
	Title: First Vice President


COMMERZBANK AG, NEW YORK BRANCH
  as a Lender


By:	/s/ Werner Niemeyer
	Name:  Werner Niemeyer
	Title: Vice President


By:  /s/ Johan Soerensson
	Name:  Johan Soerensson
	Title: Assistant Treasurer

ABN-AMRO BANK, N.V., NEW YORK
  BRANCH, as a Lender


By:	/s/ Parker H. Douglas
	Name:  Parker H. Douglas
	Title: Vice President


By:  /s/ Janet T. Marple
	Name:  Janet T. Marple
 Title: Credit Officer



                        IMO INDUSTRIES INC.
                          Schedule 7.12
                      Contingent Obligations


Category                                         Report Dated

Letters of Credit                                May 31, 1993

Surety Bonds                                     June 30, 1993

Interest Rate Agreements and Currency Agreements July 15, 1993

Non-Financial Guarantees                         July 15, 1993

Guarantees                                       July 15, 1993



 IMO INDUSTRIES INC.
 Schedule 7.12
 Contingent Obligations
 Interest Rate Agreements and Currency Agreements
 As of July 15, 1993



                               Transaction         Termination     Amount
Interest Rate/Currency Swaps       Date                Date        (U.S.$)

TA International (TAIIS)          10/3/83             9/16/93     7,500,000

Morgan Guaranty                   10/3/83             9/16/93     7,500,000

                                                        Total    15,000,000


 IMO INDUSTRIES INC.
 Schedule  7.12
 Schedule of Non-Financial Guarantees
 As of July 15, 1993*


Date          Amount      Guarantor           Subsidiary Supported     Beneficiary       Comments
May 6, 1993   $3,600,819  Imo Industries Inc. Miller-Holzwarth Div.,   Dept.of the Army  Contract to Miller-Holzwarth
                                                Baird Corporation                        from Amccom for deliveries
                                                                                         from Dec. '93 to Jan. '95.

Sept. 20, 1991 $ 100,000  Imo Industries Inc. Baird Corporation        IBM Credit Corp.  Supports credit line for
                                                                                         Baird to pay on 30 day terms.

Sept. 18, 1992 $3,700,000 Imo Industries Inc. Varo Inc.                Corporate         Supports lease of 2201-03





*Updated 9/3/93



	IMO INDUSTRIES INC.
 Schedule  7.12
 Schedule of Guarantees As of July 15, 1993

<CAPTIONS>
Date     Amount          Guarantor             Subsidiary Supported   Beneficiary               Comments
         (Lire 400 mil.)
7/21/87  $269,542        Imo Industries Inc.   Imo Industries S.R.L.  Credito Italiano, Milan   Replaced TA Gty of 4/3/84

12/30/92 (Df 12,500,000)
         $ 6,868,132     Imo Industries Inc.   Delaval Stork V.O.F.   ABN-AMRO Bank N.V.        50% of NLG 25 mill.

8/1/84   $3,803,000      Imo Industries Inc.   Varo (former OEC)      Nations Bank - Texas      IRB loan due 2001
                                                                                                @ 83% of Prime.




Total Imo Industries Inc. Guarantees - $11,277,601
325,000 on 3/1 and 9/1.


SCHEDULE OF SURETY BONDS AS OF: JUNE 30, 1993
Pg. 1 of 6
INSURED:  IMO INDUSTRIES INC.
A.  FUEL/ROAD TAX STATE BONDS


EFFECTIVE                      CONTRACT                                     EFFECTIVE       %       ESTIMATED
BOND NO.        BOND AMT.       PRICE       DESCRIPTION       OBLIGEE       DATE       COMPLETED  COMP. DATE
- ------------    ---------    -----------   ------------       -------       -------    --------   ----------
T0022473A       $  1,000    Miscellaneous  Payment of Tolls   Massachusetts 04/13/90    N/A       Annual

T00221247       $ 10,000    Miscellaneous  Contractors License  California  11/21/89     N/A       Annual

T00335976       $ 10,000    Miscellaneous  Contractors License  California  06/08/93    N/A       Annual

T00220322       $  2,900    Miscellaneous  Highway Motor Fuel    Kentucky   01/15/90    N/A       Annual

T00220358       $    500    Miscellaneous  Motor Carrier Tax   Rhode Island 01/01/90    N/A       Annual

T00220735       $  1,000    Miscellaneous  Motor Carrier Tax   Pennsylvania 01/01/90    N/A       Annual

T00221077       $    500    Miscellaneous  Sales Tax            Oklahoma    02/27/90    N/A        Annual

T00223268       $    500    Miscellaneous  Fuel Use Tax          Arizona    03/01/90    N/A       Annual

T00223657       $    500    Miscellaneous  Motor Carrier Tax     Arizona    03/01/90    N/A       Annual

T0023445A       $  1,000    Miscellaneous  Petroleum Tax       Mississippi  09/06/90    N/A       Annual

T00234552       $  1,000    Miscellaneous   Fuel Tax             Tennessee  09/12/90    N/A       Annual

T00233717       $    500    Miscellaneous   Fuel Use              Oklahoma  10/29/90    N/A       Annual

T00234564       $  1,000    Miscellaneous   Fuel Use              Arkansas  09/12/90    N/A       Annual

T00234540       $    500    Miscellaneous   Special Fuel          Missouri  09/12/90    N/A       Annual

T00234448       $  1,000    Miscellaneous   Motor Fuel Tax        Nebraska  09/06/90    N/A       Annual
                ----------
A.  SUB-TOTAL   $ 31,900

SCHEDULE OF SURETY BONDS AS OF:  JUNE 30, 1993
Pg. 2 of 6
INSURED:  IMO INDUSTRIES INC.
B.  CONTRACT RELATED BONDS

EFFECTIVE                    CONTRACT                                        EFFECT.       %         ESTIMATED
BOND NO.       BOND AMOUNT    PRICE          DESCRIPTION      OBLIGEE        DATE       COMPLETE    COMP. DATE
- ------------   -----------   -----------    -------------     -------        -------    -----------  ----------
T00263515      $  10,000    Miscellaneous   Ann. Perf.      Pennsylvania     01/10/91      N/A           Annual

67PR-13779     $ 100,000    Miscellaneous   Annual          Puerto Rico      02/01/93
                            All Divisions   Performance     Electric Power
                                            For All Div.    Authority
                                            of IMO

T00276340      $ 110,000    $ 1,100,000     Supply & Revamp   Lion Oil       04/02/92      95%          07/93


MNR374452      $ 713,781    $ 1,427,562    Manufacture       Saskatchewan    04/07/92      70%          09/93
                                           & Install Blades  Power, Canada

T00276509      $1,084,399   $ 1,084,399    Supply & Manuf.   AECI            10/02/92      60%          09/93
                                           Spare Parts       Explosives &
                                                             Chemicals
T00271317      $   54,500   $ 1,090,000    Wilcox Station    El Paso Natur.  12/11/91      Shipped       Ret. Req.

T00276315      $  124,752   $   124,752    100% Performance  City of Colo.                 90%          07/93
                                           Bond              Springs, Martin
                                                             Drake Power Plt.

T00276376      $  847,000   $ 5,646,800    Supply Compressor RPC Chile       08/01/92      50%          12/93
                                           Drives

T00276534      $1,183,000   $ 1,183,000    Turbocare-ProMac  Jacksonville    12/11/92      50%          12/93
                                           Quabbin-repair    Elec. Auth.
                                           of turbine

SCHEDULE OF SURETY BONDS AS OF:  JUNE 30, 1993
Pg. 3 of 6
INSURED:  IMO INDUSTRIES INC.
B.  CONTRACT RELATED BONDS

                             CONTRACT                                         EFFECT.       %     ESTIMATED
BOND NO.      BOND AMOUNT     PRICE       DESCRIPTION         OBLIGEE         DATE      COMPLETED COMP. DATE
- ------------  -----------   -----------   ----------------    -------         ---------  ---------  ----------
T00281801     $   50,000    $  159,018    Turbocare-Deltex-   Omaha Public     12/28/92    65%        12/93
                                          Quabbin             Power District
                                          Repair Unit #3

T00149664     $  245,520   $ 2,455,200    Maintenance Bond    Initec           09/01/92    100%       09/93
                                                              Spain

T002713A      $  718,846   $ 4,792,305   Supply 2 Compressor  Dept. of Water   02/11/92    95%       08/93-Not
                                         Trains               Power, City L.A.                      yet commiss.

T00276418     $  430,839   $   430,839   100% Performance     City of Lake     09/01/92    65%      09/93
                                         Bond Turbocare       Worth, FLA

T0014969A     $    5,735   $   114,712   Supply Bond           Singapore       09/92       85%       08/93
                                         Varo

T00276522     $   71,017   $       N/A   Maintenance Bond    Twp.of Lawrence   12/9/92 -
                                         Corporate                             12/9/94

T0027370-3    $  244,325   $   244,325   Retainage Bond-5%   Litwin/Mobil                  100%      05/93

T0027371-5    $  149,495   $   149,495   Retainage Bond-5%   Litwin/Mobil                  100%       05/93

T00273727     $   93,375   $    93,375   Turbocare Repair    City of Fairbanks                        01/94

T00273739     $  205,500   $   205,500   Turbocare Repair    Sierra Power Co.              45%        01/94

T0027375-2T0  $    2,000   $    20,000   Ann. Maintenance    State of NJ      02/08/93
                                         Serv. Baird

T00273740T00  $ 172,833    $   172,833   Field Repair        Pacificorp       02/02/93                01/94
                                         Quabbin "Hunter
                                         Station Plant"

T00273326     $ 240,245    $   240,245   Field Service       Pacificorp       01/26/93                01/94
                                         Davey Johnson Plant
                                         Quabbin


SCHEDULE OF SURETY BONDS AS OF:  JUNE 30, 1993
Pg. 4 of 6
INSURED:  IMO INDUSTRIES INC.
B.  CONTRACT RELATED BONDS

                           CONTRACT                                        EFFECT.                  ESTIMATED
BOND NO.      BOND AMOUNT    PRICE         DESCRIPTION      OBLIGEE        DATE       % COMPLETED   COMP. DATE
- ------------  -----------  -----------   --------------      -------       -------    ------------  ----------
T00273697     $ 285,229   $   285,229   Field Repair         Stillwater    02/25/93                 02/94
                                        Turbocare            Util"Boomer
                                                             Station"

T002733302    $  58,854   $  58,854     Horizontal Jt.       West Plains   03/11/93
                                        Repair Cimarron      Energy
                                        River Sta.

T00273338     $ 728,365   $14,567,311   Mfg. & Supply        Badger        03/17/93     50%
                                        Compressor Dr        Engineers,
                                        Trains               Inc.

T00335903     $  50,000   $   209,233   Inspect & Repair     Omaha Public  03/31/93
                                        Turbine Gin #2       Power District

T00335939     $ 104,454   $ 1,044,535   Contract FW007       Santee Cooper  04/01/93    Retainage
                                        Supply 2 Boiler
                                        Feed Pumps & 1
                                        Spare Rotor

T00335915     $  67,000   $ 2,546,100   Supply Only          Foster Wheeler 05/12/93    Retainage
              -----------                                    Trading Co.(on
                                                             behalf of
                                                             Polybutenos
                                                             Argentina
              $8,151,064



SCHEDULE OF SURETY BONDS AS OF:  JUNE 30, 1993
INSURED:  IMO INDUSTRIES INC.
Pg. 5 of 6
C. IMO CUSTOM BONDS

                                                                  EFFECTIVE   COMPLETION
BOND NO.      BOND AMOUNT        DESCRIPTION     OBLIGEE           DATE        DATE
- ----------    -----------        ------------    -------          ---------   ------------
3013872      $ 500,000 (IMO)     Customs          U.S. Government 08/11/89     Annual
                                 Import Bond

3001661      $ 200,000 (Incom)   Customs          U.S. Government 05/11/85     Annual
                                 Import Bond

3011820      $  50,000 (Baird)   Customs          U.S. Government 07/01/88     Annual
                                 Import Bond

3011819      $  20,000 (Varo)    Customs          U.S. Government 09/14/93     Annual

729003773    $  40,000 (Morse)   Drawback Bond    U.S. Government 05/23/88     Annual

3062385      $  80,000 (OEC)     Drawback Bond    U.S. Government  07/23/91    Annual

3062386      $ 300,000 (Varo/OEC)Import Bond      U.S. Government  07/23/91    Annual

989031       $  90,000 (Varo)    Carnet Bond      U.S. Council     12/24/91    Annual
                                                  Int'l Business

989205       $  32,000 (Baird)   Carnet Bond      U.S. Council     09/25/92    Annual
                                                  Int'l Business

989151        $ 68,241 (Baird)   Carnet           U.S. Council     05/92       Annual
                                                  Int'l Business

989127        $ 48,000 (Varo)    Carnet           U.S. Council     06/92       Annual
                                                  Int'l Business

989233        $ 18,400 (Varo)    Carnet           U.S. Council     11/13/92     Annual
                                                  Int'l Business

989205        $ 32,000 (Baird)   Carnet           U.S. Council     01/15/93      Annual
                                                  Int'l Business



SCHEDULE OF SURETY BONDS AS OF:  JUNE 30, 1993
INSURED:  IMO INDUSTRIES INC.
Pg. 6 of 6

                                                              EFFECT.      COMPLETION
BOND NO.    BOND AMOUNT       DESCRIPTION         OBLIGEE     DATE           DATE
- --------    -----------       ---------------      -------     ---------   ----------
556       $  7,600 (Varo)     Carnet           U.S. Council    06/01/93
                                               Int'l Business
TBA       $ 61,900 (Varo)     Carnet           U.S. Council    06/15/93
                                               Int'l Business

989256    $ 28,000 (Baird)    Carnet           U.S. Council    01/93       AnnuaL
                                               Int'l Business

989055    $ 12,000 (Varo)     Carnet           U.S. Council    02/10/92    Annual
                                               Int'l Business

032493-1C $ 48,000 (Baird)    Carnet           U.S. Council    03/24/93    Annual
                                               Int'l Business

989043    $ 242,762 (Varo)    Carnet           U.S. Council    01/21/92    Annual
                                               Int'l Business

989061    $   4,950 (Baird)   Carnet           U.S. Council    06/01/93    Annual
                                               Int'l Business

C. SUB
TOTAL     $ 1,883,853

D.  MISC. $    10,000         (4 @ $2,500 ea)   Notary




Schedule 7.12

Contingent Obligations

Surety Bonds
SCHEDULE OF SURETY BONDS AS OF:  JUNE 30, 1993
INSURED:  IMO INDUSTRIES INC.
- ----------------------------------------------

                      SUMMARY
                    -----------


A.  FUEL/ROAD TAX STATE BONDS                 $    31,900
B.  CONTRACTS VALUE                             8,151,064
                                               -----------
    NET CONTRACTS                                            8,182,964

C.  CUSTOMS BONDS                                            1,883,833

D.  MISC. - NOTARY                                              10,000
                                                          -------------

    TOTAL BONDS OUTSTANDING                             $   10,076,797
                                                          =============



OUTSTANDING STANDBY AND COMMERCIAL LETTERS OF CREDIT
BY BANK
FOR THE MONTH ENDING MAY 31, 1993

                                                    L/C    ORIGINAL  ISSUE    EXPIRY     L/C     COGNIZANT
BANK         L/C #       BENEFICIARY/ADVISING BNK. PURP.   AMOUNT    DATE     DATE       BAL.     DIVISION
- -----------  ---------  ------------------------   -----   ---------  -----    -------   --------  -----
ABN/AMRO     S920059     MOBIL OIL INDONESIA       PB      $508,832  01/19/92 06/14/93   508,832 TURBINE
ABN/AMRO     S920221     TRIPATRA/MOBIL            BTB-PB 1,118,646  07/14/92 09/15/93 1,118,646 TURBINE
ABN/AMRO     S910081     LIBERTY MUTUAL INSURANCE  PB     3,909,903  04/26/91 07/31/93 3,209,000 CORPORATE
ABN/AMRO     S910149     TOWNSHIP OF LAWRENCE      PB       164,731  08/22/91 09/22/93   164,731 CORPORATE
ABN/AMRO     S920206     PDVSA SERVICES/BARIVEN    APG      817,000  07/30/92 08/24/93   817,000 TURBINE
                          S.A.
ABN/AMRO     S920255     UBE INDUSTRIES LTD.       APG    3,253,950  09/16/92 08/31/93 3,253,950 TURBINE
ABN/AMRO     S920119     TRAVELERS INDEMNITY CO    PB     1,450,000  04/01/92 09/15/93 2,900,000 CORPORATE
                                                                                      -----------
                                                                                      11,972,159
BANKERS TRUST S-07689  HELLENIC MNST'Y OF NATL DEF BTB/PB    69,400  03/27/91 08/02/93    69,400  BAIRD-OSD
BANKERS TRUST S-06229  SHANGHAI FOREIGN TRADE CORP. PB       10,000  12/19/91 06/22/93    10,000  BAIRD-AID
BANKERS TRUST S-07926  BOHAI OIL CORP               BTB/PB   66,547  07/24/91 08/02/93    66,547  WARREN
BANKERS TRUST S-08801  TAIWAN POWER COMPANY         PB    1,250,000  10/16/92 07/31/93 1,250,000  TURBINE
BANKERS TRUST S-06223  KHIC, SEOUL, KOREA           PB      365,464  11/13/89 08/02/93   415,464  TURBINE
BANKERS TRUST S-07433  GOV'T OF INDIA, SPACE DEPT   BTB/PB   20,858  12/05/90 08/02/93    20,858  VARO
BANKERS TRUST S-08752  MARATHON OIL CO.             PB      153,575  09/21/92 07/31/93   153,575  TURBINE
BANKERS TRUST S-08066  GREEK HELLENIC ARMY          BTB/PB    9,000  10/11/91 08/02/93     9,000  VARO
BANKERS TRUST S-08391  GOVERNMENT OF SINGAPORE      APG     864,310  03/20/92 08/02/93   864,310  VARO
BANKERS TRUST S-07862  EGYPTIAN ELECTRICITY         BTB/PB  196,650  06/17/91 08/02/93    98,325  TURBINE
BANKERS TRUST S-06224  KHIC, SEOUL, KOREA           PB      431,410  11/13/89 08/02/93   481,411  TURBINE
BANKERS TRUST S-08390  GOVERNMENT OF SINGAPORE      PB      328,523  03/20/92 08/02/93   328,523  VARO
BANKERS TRUST S-08067  GREEK HELLENIC ARMY          BTB/PB   38,830  10/11/91 08/02/93    38,830  VARO
BANKERS TRUST S-07740  ISLAMIC REPUBLIC OF PAKISTAN BTB/PB   10,283  04/16/91 08/02/93    10,283  BAIRD
BANKERS TRUST S-08803  CHINA NAT. INST. IMP. EXP.   PB       33,764  10/16/92 08/02/93    33,764  BAIRD-AID
BANKERS TRUST S-05129  TAIWAN POWER CO              PB      549,183  10/01/89 08/03/93   549,183  TURBINE
BANKERS TRUST S-05130  TAIWAN POWER CO              PB      549,183  10/01/89 08/03/93   549,183  TURBINE
BANKERS TRUST S-08772  KOREA IRON & STEEL CO.       PB       10,500  09/29/92 08/15/93    10,500  BAIRD-AID
BANKERS TRUST S-08763  JORDAN VALLEY APPLIED RAD.   PB      250,000  09/22/92 08/15/93   250,000  BAIRD-AID
BANKERS TRUST S-08775  INCHON IRON & STEEL          PB        6,320  09/30/92 08/15/93     6,320  BAIRD-AID
BANKERS TRUST S-08722  PEC INTERNATIONAL LEASING    PB      601,068  08/31/92 08/22/93   601,068  TURBINE
BANKERS TRUST S-09273  PDVSA SERVICES/BARIVEN, S.A. APG   2,453,400  05/21/93 08/24/93 2,453,400  TURBINE
BANKERS TRUST S-08771  DONGKUK STEEL MILL CO. LTD.   PB      11,234  09/29/92 08/31/93    11,234  BAIRD-AID
BANKERS TRUST S-08778  DONGKUK STEEL MILL CO. LTD.   PB      11,652  09/29/92 08/31/93    11,652  BAIRD-AID


OUTSTANDING STANDBY AND COMMERCIAL LETTERS OF CREDIT
BY BANK
FOR THE MONTH ENDING MAY 31, 1993

                                                     L/C      ORIGINAL  ISSUE  EXPIRY    L/C       COGNIZANT
BANK          L/C #       BENEFICIARY/ADVISING BNK.   PURP.     AMOUNT    DATE    DATE     BAL.     DIVISION
- -----------   --------  ------------------------     ----    -------   -----   ------   --------   -----
BANKERS TRUST S-08725  SSANGYONG MOTOR COMPANY       PB        10,800  08/31/92 09/15/93    10,800  BAIRD-AID
BANKERS TRUST S-09277  MINISTRY OF THE ARMY,BRASILIA APG       90,025  05/21/93 10/31/93    90,025  VARO
BANKERS TRUST S-09279  MINISTRY OF THE ARMY,BRASILIA PB        15,004  05/21/93 10/31/93    15,004  VARO
BANKERS TRUST S-07375  ATHENS GOVERNMENT             BTB/PB    50,000  11/07/90 12/16/93    50,000  CORPORATE
BANKERS TRUST S-09278  GOV'T OF REP. OF KOREA-OSROK  PB         4,935  05/21/93 01/15/94     4,935  BAIRD
BANKERS TRUST S-09276  TESORERIA DE LA FEDERACION    PB        45,440  05/21/93 01/31/94    45,440  VARO/OEI
BANKERS TRUST S-09274  PEC-USA CO., LTD.             APG      135,000  05/24/93 03/14/94   135,000  TURBINE
BANKERS TRUST S-09280  SANG CHAROEN FOUNDRY (1987)   PB         6,000  05/21/93 05/25/94     6,000  BAIRD
BANKERS TRUST S-09281  TRAVELERS INDEMNITY CO.       PB       900,000  05/21/93 05/26/94   900,000  CORPORATE
BANKERS TRUST S-08618  KANGWON INDUSTRIES            PB        11,500  07/07/92 08/15/94    11,500  BAIRD-AID
BANKERS TRUST S-09282  CNMI&E CORP.                  PB        49,174  05/21/93 10/30/94    49,174  BAIRD
BANKERS TRUST S-08921  CNTIEC                        PB        92,500  12/22/92 12/31/94    92,500  TURBINE
BANKERS TRUST S-09233  GOV'T OF EGYPT, ARMAMENT AUTH.APG    2,881,821  05/21/93 05/31/95 2,881,821  VARO/OEI
BANKERS TRUST S-09275  ABU DHABI, GENERAL PURCHASING APG      220,000  05/21/93 06/30/95   220,000  VARO
BANKERS TRUST S-09234  GOV'T OF EGYPT, ARMAMENT AUTH.PB     1,440,910  05/21/93 08/31/95 1,440,910  VARO/OEI
BANKERS TRUST S-09235  GOV'T OF EGYPT, ARMAMENT AUTH.APG    1,600,000  05/21/93 03/31/96 1,600,000  BAIRD
BANKERS TRUST S-09237  GOV'T OF EGYPT, ARMAMENT AUTH.PB       800,000  05/21/93 03/31/96   800,000  BAIRD
BANKERS TRUST S-08645  OIL REFINERIES LTD.           PB       160,603  07/27/92 07/22/93   160,603  TURBINE

                                                                                        16,806,543

SAN PAOLO     923029-  INSURANCE CO.OF NORTH AMERICA PB     1,000,000  03/17/92 06/30/93 1,000,000  CORPORATE
              793

TEXAS COMMERCE D424890  H. JUNTA DEFENSA, ECUADOR    PB        46,500  12/09/91 06/30/93    46,500  VARO
TEXAS COMMERCE D429804  JORDAN ARMED FORCES          PB        10,374  06/24/92 11/30/93    10,374  VARO
TEXAS COMMERCE D431795  GHG ARMED FORCES (ABU DHABI) PB(10%)  110,000  09/23/92 11/30/94   110,000  VARO

                                                                                           166,874

                                                                                        29,945,576




